UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2010

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	000-52380	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 234-8131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Item 2.01   Completion of Acquisition or Disposal of Assets.

On March 15, 2010, MISCOR Group, Ltd. (“MISCOR”) completed the sale of its wholly owned subsidiary American Motive Power, Inc. (“AMP”), to LMC Transport, LLC (“LMC”), pursuant to a stock purchase agreement dated March 8, 2010 (the “Purchase Agreement”).  The transaction was structured as the sale of the outstanding capital stock of AMP. The purchase price for the capital stock of AMP was $1.00 and the receipt from Dansville Properties, LLC, an affiliate of LMC, of a release of MISCOR from its guaranty of AMP’s lease obligations. The transaction was effective as of the close of business on March 8, 2009.

As part of the transaction, MISCOR, AMP and certain affiliates of LMC executed a mutual release of all obligations arising under the stock purchase agreement and certain ancillary agreements executed January 16, 2008 in connection with MISCOR’s purchase of AMP.

MISCOR’s senior secured lender, Wells Fargo Bank, National Association, consented to MISCOR’s sale of AMP, released its lien on AMP’s assets and capital stock, and released AMP from its obligations to Wells Fargo.

A copy of the Purchase Agreement and certain related transaction documents are filed herewith and incorporated by reference herein (the “Transaction Agreements”). The Transaction Agreements have been included to provide investors with information regarding their terms.  Except for their status as contractual documents that establish and govern the legal relations among the parties thereto with respect to the transactions described herein, the Transaction Agreements are not intended to provide any other factual, business or operations information about MISCOR or its affiliates.  The Transaction Agreements contain representations and warranties that the parties thereto made to and solely for the benefit of each other.  Accordingly, investors should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Transaction Agreements.  Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Transaction Agreements, which subsequent information may or may not be fully reflected in MISCOR’s public disclosures.

Item 9.01   Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
2.1	AMP Stock Purchase Agreement dated March 8, 2010, between LMC Transport, LLC, and the registrant.
10.1	Release of Tenant Guaranty made by Dansville Properties, LLC, in favor of the registrant and certain of its affiliates.
10.2	Release of Landlord Guaranty made by American Motive Power, Inc. in favor of Lawrence Mehlenbacher.
10.3
Lease Agreement dated January 16, 2008, between Dansville Properties, LLC, and American Motive Power, Inc. (incorporated  by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed by the registrant on January 16, 2008).

10.4	Mutual Release of January 2008 Obligations among the registrant, American Motive Power, Inc., and certain affiliates of LMC Transport, LLC.
10.5
AMP Stock Purchase Agreement dated January 16, 2008, among Lawrence Mehlenbacher, Joseph Fearon, Thomas Coll, Richard Rizzieri, Gary Walsh and the registrant (incorporated  by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed by the registrant on January 16, 2008).

10.6
Non-Compete Agreement dated January 16, 2008, between Lawrence Mehlenbacher and the registrant (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed by the registrant on January 16, 2008).

10.7
Non-Compete Agreement dated January 16, 2008, between Richard Rizzieri and the registrant (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed by the registrant on January 16, 2008).

10.8
Non-Compete Agreement dated January 16, 2008, between Thomas Coll and the registrant (incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed by the registrant on January 16, 2008).

10.9
Mutual Services Agreement dated January 16, 2008, among American Motive Power, Inc., LMC Power Systems, Inc., LMC Industrial Contractors, Inc., and Dansville Properties, LLC (incorporated  by reference to Exhibit 10.7 to the registrant’s Current Report on Form 8-K filed by the registrant on January 16, 2008).

10.10	Consent and release by Wells Fargo Bank, National Association, dated March 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR Group, Ltd.
Date: March 15, 2010

	By:	/s/ John A. Martell
John A. Martell
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	AMP Stock Purchase Agreement dated March 8, 2010, between LMC Transport, LLC, and the registrant.
10.1	Release of Tenant Guaranty made by Dansville Properties, LLC, in favor of the registrant and certain of its affiliates.
10.2	Release of Landlord Guaranty made by American Motive Power, Inc. in favor of Lawrence Mehlenbacher.
10.3
Lease Agreement dated January 16, 2008, between Dansville Properties, LLC, and American Motive Power, Inc. (incorporated  by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed by the registrant on January 16, 2008).

10.4	Mutual Release of January 2008 Obligations among the registrant, American Motive Power, Inc., and certain affiliates of LMC Transport, LLC.
10.5
AMP Stock Purchase Agreement dated January 16, 2008, among Lawrence Mehlenbacher, Joseph Fearon, Thomas Coll, Richard Rizzieri, Gary Walsh and the registrant (incorporated  by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed by the registrant on January 16, 2008).

10.6
Non-Compete Agreement dated January 16, 2008, between Lawrence Mehlenbacher and the registrant (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed by the registrant on January 16, 2008).

10.7
Non-Compete Agreement dated January 16, 2008, between Richard Rizzieri and the registrant (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed by the registrant on January 16, 2008).

10.8
Non-Compete Agreement dated January 16, 2008, between Thomas Coll and the registrant (incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed by the registrant on January 16, 2008).

10.9
Mutual Services Agreement dated January 16, 2008, among American Motive Power, Inc., LMC Power Systems, Inc., LMC Industrial Contractors, Inc., and Dansville Properties, LLC (incorporated  by reference to Exhibit 10.7 to the registrant’s Current Report on Form 8-K filed by the registrant on January 16, 2008).

10.10	Consent and release by Wells Fargo Bank, National Association, dated March 15, 2010.